Exhibit 10.1                                                      EXECUTION COPY



                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT

     FIFTH AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT ("Fifth Amendment") dated as of November 6, 1998 among DEVLIEG-BULLARD, INC. (the "Borrower"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC"), BNY FINANCIAL CORPORATION ("BNYFC") (each of CITBC and BNYFC referred to as a "Lender" and collectively, the "Lenders") and THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Lenders Agent").

     PRELIMINARY STATEMENT. Reference is made to the Amended and Restated Financing and Security Agreement dated as of January 17, 1997 among the Borrower, CITBC, each other lender which may thereafter execute and deliver an instrument of assignment under the Financing Agreement pursuant to Section 9(18) and the Lenders Agent, as amended by a First Amendment to Amended and Restated Financing and Security Agreement dated as of April 1, 1997, as amended by a Second Amendment to Amended and Restated Financing and Security Agreement dated as of September 17, 1997, as amended by a Third Amendment to Amended and Restated Financing and Security Agreement dated as of December 29, 1997 and as amended by the Fourth Amendment to Amended and Restated Financing and Security Agreement dated as of March 11, 1998 (the "Fourth Amendment") (as it may be further amended, supplemented or modified from time to time, the "Financing Agreement"). Any term used in this Fifth Amendment and not otherwise defined in this Fifth Amendment shall have the meaning assigned to such term in the Financing Agreement.

     The parties hereto have agreed to amend certain terms and provisions of the Financing Agreement as hereinafter set forth.

     SECTION 1. Amendments to Financing Agreement. The Financing Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

          (a) The following exhibit is to be added in its proper sequential order to the list of Exhibits:

          Exhibit A2 - Form of Additional Term Loan Promissory Note

          (b)  The  following   definitions  shall  be  added  in  their  proper
     alphabetical order:

          "'Additional Term Loan' shall have the meaning specified in Section 4(4)."

          "'Additional Term Loan Guaranty Agreement' shall mean the guaranty agreement dated as of November 6, 1998 by Mr. Charles E. Bradley, Sr. in favor of the Lenders."

          "'Additional Term Loan Promissory Note' shall mean the note, in the form of Exhibit A2 attached hereto, delivered by the Borrower to each Lender to evidence each such Lender's respective portion of the Additional Term Loan pursuant to, and repayable in accordance with, the provisions of Section 4 of this Financing Agreement."

          "'Fifth Amendment Fee' shall mean a fee equal to Seventy-Five Thousand Dollars ($75,000)."

          "'Fourth Closing Date' shall mean November 6,1998."

          "'Term Loan Final Payment Date' shall mean the date upon which the Borrower repays all outstanding principal and interest on the Term Loan."

          "'Term Loans' shall have the meaning specified in Section 4(4)."

          (c) The definition of "Consolidated Fixed Charge Coverage Ratio" is amended by adding "s" to the end of "Term Loan" in the sixth line.

          (d) The definition of "Default Rate of Interest" is amended by deleting "four percent (4%)" in the second and third lines and by replacing it with "four and one-quarter percent (4.25%)".

          (e) The definition of "Early Termination Fee" is amended by deleting "Third" before "Closing Date" in the fifth, sixth, eighth, ninth and eleventh lines and replacing it with "Fourth".

          (f) The definition of "Final Maturity Date" is amended in full to read as follows:

          "'Final Maturity Date' means October 1, 2001."

          (g) The definition of "Loan Documents" is amended by adding "the Additional Term Loan Promissory Note, the Additional Term Loan Guaranty Agreement," after "Promissory Note," in the fifth line.

          (h) The definition of "Mandatory Prepayment" is amended by adding "s" to the end of "Term Loan" in the fifth line.

          (i) The definition of "Monthly Date" is amended by deleting "last" before "business day" in the first line and replacing it with "first".

          (j) The definition of "Revolving Line of Credit" is amended in full to read as follows:

          "'Revolving Line of Credit' shall mean the commitment of the Lenders to make loans and advances, pursuant to Section 3 of this Financing Agreement, to the Borrower in a maximum outstanding principal amount of (i) for all periods prior to November 2, 1998, $30,000,000 and (ii) from November 2, 1998 and thereafter, $31,500,000."

          (k) The following definition of "the Term Loan" shall be deleted from the Fourth Amendment:

               In each of the Loan Documents each of "any Term Loan", "any of the Term Loans", "such Term Loan", "the Term Loans" and "Term Loans" is changed to "the Term Loan".

          (l) The definition of the "Term Loan Notes" is amended in its entirety as follows:

          "'Term Loan Notes' shall mean the Term Loan Promissory Note and the Additional Term Loan Promissory Note."

          (m) Section 3, Revolving Loans, is amended by adding "(i) for all periods prior to November 2, 1998," after "(a)" in the twelfth line and by adding "and (ii) from November 2, 1998 and thereafter $31,500,000," after "$30,000,000" in the twelfth line.

          (n) Sections 4(4) through 4(7), Term Loans, are amended in full to read as follows:

               "4. The Lenders and the  Borrower  acknowledge  that in excess of
          Two Million Five Hundred Thousand Dollars ($2,500,000) of the Revolving Loans made pursuant to and as defined in this Financing Agreement remains outstanding and the Lenders agree on the terms and conditions set forth in the Fifth Amendment, to make a term loan (the "Additional Term Loan") to the Borrower on the Fourth Closing Date in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000). Amounts prepaid on the Additional Term Loan cannot be reborrowed. The Term Loan and the Additional Term Loan are collectively referred to as the "Term Loans".

               5. The Borrower hereby agrees to execute and deliver to each Lender the Additional Term Loan Promissory Note, in the form of Exhibit A2 attached hereto, to evidence the Additional Term Loan made by such Lender on the Fourth Closing Date.

               6. The principal amount of the Additional Term Loan shall be repaid to the Lenders by the Borrower in monthly installments with the first installment due on the Term Loan Final Payment Date and equal to $200,000 minus the payment made on the Term Loan Final Payment Date with respect to the Term Loan, and subsequent installments, each in the amount of $200,000, to be due on each Monthly Date thereafter to and including September 1, 2001 and with one (1) final installment of the remaining principal amount outstanding, plus all other amounts having accrued and outstanding, payable on October 1, 2001."

               7. Mandatory  Prepayments  shall be made with respect to the Term
          Loans within 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ended July 31, 1998, in an amount equal to fifty percent (50%) of Excess Cash Flow of the Borrower for such fiscal year. The proceeds of all of these prepayments shall be applied first to the Term Loan's scheduled installments of principal in the inverse order of maturity and then to the Additional Term Loan's scheduled installments of principal in the inverse order of maturity."

          (o) The  following  paragraphs  are to be added  after  paragraph 7 in
     Section 4:

               "8. The Borrower may prepay any or all of the Term Loans in whole or in part at any time, at its option; provided, however, that on each such prepayment, the Borrower shall pay accrued interest on the principal so prepaid to the date of such prepayment. Each optional prepayment made pursuant to this paragraph 8 shall be applied first to the last installment under the Additional Term Loan, second to the last maturing installment(s) of principal on the Term Loan and then to the remaining maturing installment(s) of principal on the Additional Term Loan.

               9. In the event this Financing Agreement and the Revolving Line of Credit are terminated by either the Lenders or the Borrower for any reason whatsoever, the Term Loans shall become due and payable on the effective date of such termination, notwithstanding any provision to the contrary in the Term Loan Notes.

               10. The Borrower hereby authorizes Lenders Agent to charge its Revolving Loan account with the amount of all amounts due under this
          Section 4 as such amounts become due. The Borrower confirms that any charges which Lenders Agent may so make to its account as herein provided will be made as an accommodation to the Borrower and solely at Lenders Agent's discretion."

          (p) Section 7(16), Application of Proceeds, is amended by adding "The proceeds of the Additional Term Loan made on the Fourth Closing Date will be used to repay the outstanding Revolving Loans." before "The other proceeds" in the nineteenth line.

          (q) Section 8(5)(b)(I), Insurance, is amended by adding "s" to the end of "Term Loan" in the third and fourth lines.

          (r) Section 8(10), Minimum Consolidated Net Worth, is amended in full to read as follows:

               "10. Minimum Consolidated Net Worth. The Borrower and its Consolidated Subsidiaries shall have as of each date specified below a Consolidated Net Worth of not less than the amount specified below for such date:

                     Date                                       Amount
                     ----                                       ------

               October 31, 1998                              $16,000,000
               January 31, 1999                              $16,000,000
               April 30, 1999                                $19,000,000
               July 31, 1999                                 $19,000,000
               October 31, 1999                              $19,000,000
               January 31, 2000                              $20,000,000
               April 30, 2000                                $21,000,000
               July 31, 2000 and each Quarterly              $22,000,000
                 Date thereafter"

          (s) Section 8(11), Consolidated Interest Coverage Ratio, is amended in full to read as follows:

               "11. Consolidated Interest Coverage Ratio. The Borrower and its Consolidated Subsidiaries will have for each period specified below a Consolidated Interest Coverage Ratio of not less than the ratio specified below for such period:

                             Period                             Ratio
                             ------                             -----

               For the one quarter ended October             0.45 to 1.00
               31, 1998

               For the two quarters (taken                   1.10 to 1.00
               together as a whole) ended
               January 31, 1999

               For the three quarters (taken                 2.00 to 1.00
               together as a whole) ended April
               30, 1999

               For the four quarters (taken                  2.20 to 1.00
               together as a whole) ended July
               31, 1999

               For the four quarters (taken                  2.40 to 1.00
               together as a whole) ended
               October 31, 1999

               For the four quarters (taken                  2.60 to 1.00
               together as a whole) ended
               January 31, 2000

               For the four quarters (taken                  2.80 to 1.00
               together as a whole) ended April
               30, 2000

               For the four quarters (taken                  3.20 to 1.00
               together as a whole) ended on
               each of July 31, 2000 and each
               Quarterly Date thereafter"

          (t) Section 8(12), Consolidated Total Liabilities to Consolidated Net Worth, is amended in full to read as follows:

               "12. Consolidated Total Liabilities to Consolidated Net Worth. The Borrower and its Consolidated Subsidiaries will not as of any date specified below have a ratio of Consolidated Total Liabilities to Consolidated Net Worth of greater than the ratio specified below for such date:

                       Date                                     Ratio
                       ----                                     -----

               October 31, 1998                              6.00 to 1.00
               January 31, 1999                              6.00 to 1.00
               April 30, 1999                                5.00 to 1.00
               July 31, 1999                                 5.00 to 1.00
               October 31, 1999                              5.00 to 1.00
               January 31, 2000                              5.00 to 1.00
               April 30, 2000                                5.00 to 1.00
               July 31, 2000 and each Quarterly              4.00 to 1.00
                 Date thereafter"

          (u) Section 8(13), Consolidated Current Ratio, is amended in full to read as follows:

               "13. Consolidated Current Ratio. The Borrower and its Consolidated Subsidiaries will have on each date specified below a ratio of Consolidated Current Assets to Consolidated Current Liabilities of not less than the ratio specified below for such date:

                       Date                                     Ratio
                       ----                                     -----

               October 31, 1998                              1.20 to 1.00
               January 31, 1999                              1.20 to 1.00
               April 30, 1999                                1.20 to 1.00
               July 31, 1999                                 1.30 to 1.00
               October 31, 1999                              1.30 to 1.00
               January 31, 2000                              1.30 to 1.00
               April 30, 2000                                1.30 to 1.00
               July 31, 2000 and each Quarterly              1.00 to 1.00
                 Date thereafter"

          (v) Section 8(14), Consolidated Fixed Charge Coverage Ratio, is amended in full to read as follows:

               "14. Consolidated Fixed Charge Coverage Ratio. The Borrower and its Consolidated Subsidiaries shall maintain at the end of each period a Consolidated Fixed Charge Coverage Ratio of not less than the following:

                             Period                             Ratio
                             ------                             -----

               For the one quarter ended October             .45 to 1.00
               31, 1998

               For the two quarters (taken                   .65 to 1.00
               together as a whole) ended
               January 31, 1999

               For the three quarters (taken                 .85 to 1.00
               together as a whole) ended April
               30, 1999

               For the four quarters (taken                  .90 to 1.00
               together as a whole) ended July
               31, 1999

               For the four quarters (taken                  1.00 to 1.00
               together as a whole) ended
               October 31, 1999

               For the four quarters (taken                  1.00 to 1.00
               together as a whole) ended
               January 31, 2000

               For the four quarters (taken                  1.00 to 1.00
               together as a whole) ended April
               30, 2000

               For the four quarters (taken                  1.10 to 1.00
               together as a whole) ended on
               each of July 31, 2000 and each
               Quarterly Date thereafter"

          (w) Section 8(15), Consolidated EBITDA, is amended in full to read as follows:

               "15. Consolidated EBITDA. The Borrower and its Consolidated Subsidiaries shall have for each period specified below an amount of Consolidated EBITDA of not less than the amount specified below for such period:

                             Period                             Amount
                             ------                             ------

               For the one quarter ended October               $450,000
               31, 1998

               For the two quarters (taken                    $2,000,000
               together as a whole) ended
               January 31, 1999

               For the three quarters (taken                  $6,500,000
               together as a whole) ended April
               30, 1999

               For the four quarters (taken                   $7,000,000
               together as a whole) ended July
               31, 1999

               For the four quarters (taken                   $8,000,000
               together as a whole) ended
               October 31, 1999

               For the four quarters (taken                   $9,500,000
               together as a whole) ended
               January 31, 2000

               For the four quarters (taken                  $11,000,000
               together as a whole) ended April
               30, 2000

               For the four quarters (taken                  $12,000,000
               together as a whole) ended on
               each of July 31, 2000 and each
               Quarterly Date thereafter"

          (x) Section 9(1), Interest on Revolving Loans, is amended by adding "and one-quarter" after "one" in the fourth, sixth and twentieth lines, by deleting "(1.0%)" in the fourth line and replacing it with "(1.25%)", by deleting "(3.0%)" in the sixth line and replacing it with "(3.25%)" and by deleting "(1.00%)" in the twentieth line and replacing it with "(1.25%)".

          (y) Section 9(2), Interest on Term Loan, is amended by adding "s" at the end of "Term Loan" in the heading, by deleting "one-quarter" in the fourth, sixth and tenth lines and replacing it with "one-half", by deleting "(1.25%)" in the fourth and tenth lines and replacing it with "(1.50%)" and by deleting "(3.25%)" in the seventh line and replacing it with "(3.50%)".

          (z) Section 9(3)(a), Substituted Interest Rate at Option of Borrower, is amended by deleting "(3%)" in the ninth line and replacing it with "(3.25%)", by deleting "(3.25%)" in the tenth line and replacing it with "(3.50%)", by deleting "(1.0%)" in the eighteenth line and replacing it with "(1.25%)" and by deleting "(1.25%)" in the nineteenth line and replacing it with "(1.50%)".

          (aa) Section 9(3)(c), Substituted Interest Rate at Option of Borrower, is amended by adding "and one-quarter" after "the Chase Bank Rate plus one" in the seventh, eleventh and sixteenth lines, by deleting "(1.0%)" in the seventh, eleventh and sixteenth lines and replacing it with "(1.25%)", by deleting "one-quarter" in the seventh, eleventh and sixteenth lines and replacing it with "one-half" and by deleting "(1.25%)" in the eighth, twelfth and seventeenth lines and replacing it with "(1.50%)".

          (bb) Section 11(1)(j), Events of Default and Remedies, is amended in full to read as follows:

          "(j) without the prior written consent of all the Lenders, the Borrower shall (x) amend or modify the Subordinated Debt, except pursuant to the letter agreement dated November 5, 1998 by Borrower to Banc One Capital Partners Corporation and PNC Capital Corp. or (y) make any payment on account of the Subordinated Debt except as permitted herein or pursuant to the letter agreement dated November 5, 1998 by Borrower to Banc One Capital Partners Corporation and PNC Capital Corp."

          (cc) Section 11(1), Events of Default and Remedies, is amended by adding the following paragraph after the last paragraph:

          "(m) if within 25 days of the Fourth Closing Date, the parties to the Investment Agreement dated May 25, 1994, as amended, among Borrower, Allied Investment Corporation, Allied Investment Corporation II, Allied Capital Corporation II, Banc One Capital Partners Corporation and PNC Capital Corp., Charles E. Bradley, Sr. and John G. Poole, have not executed documents implementing the terms of the letter agreement dated November 5, 1998 by Borrower to Banc One Capital Partners Corporation and PNC Capital Corp. and delivered such documents to the Lender's Agent."

     SECTION 2. Revolving Loans Promissory Notes. The Second Amended and Restated Revolving Loans Promissory Note dated April 1, 1997 made by CITBC for the benefit of the Borrower is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended by deleting "$18,750,000" in the forepart and replacing it with "$19,687,500" and by deleting "Eighteen Million Seven Hundred Fifty Thousand Dollars ($18,750,000)" in the ninth line and replacing it with "Nineteen Million Six Hundred Eighty Seven Thousand Five Hundred Dollars ($19,687,500)". The Revolving Loans Promissory Note dated April 1, 1997 made by BNYFC for the benefit of the Borrower is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended by deleting "$11,250,000" in the forepart and replacing it with "$11,812,500" and by deleting "Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000)" in the ninth line and replacing it with "Eleven Million Eight Hundred Twelve Thousand Five Hundred Dollars ($11,812,500)".

     The Borrower hereby authorizes each Lender to annotate their respective Revolving Loans Promissory Note to reflect the above stated change in the principal amount.

     SECTION 3. Conditions of Effectiveness. This Fifth Amendment shall become effective as of the date on which each of the following conditions has been fulfilled:

          (a) Fifth Amendment. The Borrower, CITBC, BNYFC, and the Lenders Agent shall each have executed and delivered this Fifth Amendment;

          (b) The Additional Term Loan Promissory Notes. Each of CITBC and BNYFC shall have received their respective Additional Term Loan Promissory Note payable to it and each duly executed and delivered by the Borrower with all blanks appropriately filled in.

          (c) Fifth Amendment Fee. Payment in full by the Borrower of the Fifth Amendment Fee.

          (d) Board Resolution. Lenders Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of (i) this Fifth Amendment and (ii) any related agreements, in each case certified by the Secretary or Assistant Secretary of such Person as of the date hereof, together with a certificate of the Secretary or Assistant Secretary of such Person as to the incumbency and signature of the officers of such Person executing this Fifth Amendment and any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

          (e) Opinions. The Borrower shall have delivered to Lenders Agent a favorable opinion of Bass Berry & Sims satisfactory to Lenders and their special counsel dated the Fourth Closing Date.

          (f) Fees and Expenses. On the Fourth Closing Date, subject to the credit presently available to the Borrower, the Borrower shall have reimbursed Lenders and Lenders Agent for all Out-of-Pocket Expenses for which a request for payment shall have been made at or prior to the Fourth Closing Date.

          (g) Officer's Certificate. The following statements shall be true and the Lenders Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Fifth Amendment and the transactions contemplated hereby:

               (i) The representations and warranties contained in each of the Loan Documents are true and correct on and as of the date hereof as though made on and as of such date; and

               (ii) no Default or Event of Default has occurred and is continuing;

          (h) Legal Bills. Dewey Ballantine LLP has been paid in full for all past due legal fees, costs and expenses and for all fees, costs and expenses in connection with this Fifth Amendment.

          (i) Additional Term Loan Guaranty Agreement. The Borrower shall have delivered to Lenders Agent the Additional Term Loan Guaranty Agreement, duly executed by Mr. Charles Bradley.

          (j)  Other  Documents.   The  Bank  shall  have  received  such  other
     approvals, opinions or documents as the Bank may reasonably request.

     SECTION 4. Reference to and Effect on the Loan Documents.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended hereby.

          (b) The execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Financing Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

     SECTION 5. Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Headings. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

     SECTION 7. Counterparts. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fifth Amendment by signing any such counterpart.



                           [INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.



                                        DEVLIEG-BULLARD, INC.,
                                        as Borrower


                                        By /s/ Thomas V. Gilboy
                                           -----------------------------------
                                           Name: Thomas V. Gilboy
                                           Title: Chief Financial Officer


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Lender

                                        By /s/ Renee M. Singer
                                           -----------------------------------
                                           Name: Renee M. Singer
                                           Title: V.P.


                                        BNY FINANCIAL CORPORATION,
                                        as Lender


                                        By /s/ Anthony P. Vassallo
                                           -----------------------------------
                                           Name: Anthony Vassallo
                                           Title: VP


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Lenders Agent


                                        By /s/ Renee M. Singer
                                           -----------------------------------
                                           Name: Renee M. Singer
                                           Title: V.P.

                                                                      Exhibit A2


                      ADDITIONAL TERM LOAN PROMISSORY NOTE


$______________                                               New York, New York
                                                            ___________ __, 1998

     FOR VALUE RECEIVED, the undersigned, DeVlieg-Bullard, Inc., a Delaware corporation (herein the "Borrower"), promises to pay to the order of The CIT Group/Business Credit, Inc. ("CITBC"), at CITBC offices located at 1211 Avenue of the Americas, New York, New York 10036, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________ Million Dollars ($_____________) in monthly installments with the first installment due on the Term Loan Final Payment Date and equal to $200,000 minus the payment made on the Term Loan Final Payment Date with respect to the Term Loan, and subsequent installments, each in the amount of $200,000, to be due on each Monthly Date thereafter to and including September 1, 2001, and with one (1) final installment of the remaining principal amount outstanding, plus all other amounts having accrued and outstanding, payable on October 1, 2001.

     The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the date and at the rate specified in the Financing Agreement referred to below. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand at a rate per annum equal at all times to the Default Rate of Interest.

     If any payment on this Additional Term Loan Promissory Note (the "Note") becomes due and payable on a day other than a business day, the maturity shall be extended to the next succeeding business day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     This Note is one of the Term Loan Promissory Notes referred to in the Amended and Restated Financing Security Agreement, dated as of January 17, 1997, between the Borrower and CITBC as amended by a First Amendment to Amended and Restated Financing and Security Agreement dated as of April 1, 1997, as amended by a Third Amendment to Amended and Restated Financing and Security Agreement dated as of September 17, 1997, as amended by a Fourth Amendment to Amended and Restated Financing and Security Agreement dated as of March 11, 1998 and amended by a Fifth Amendment to Amended and Restated Financing and Security Agreement dated as of November __, 1998 (as it may be amended, modified or supplemented from time to time, the "Financing Agreement") and is subject to, the entitled to, all provisions and benefits and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. Terms defined in the Financing Agreement are used herein with their defined meanings unless otherwise defined herein.

     Upon the occurrence of any one or more of the Events of Default specified in the Financing Agreement or upon termination of the Financing Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be immediately due and payable, all as provided in the Financing Agreement.

     This Note is secured by certain Loan Documents, including the Financing Agreement, and is guaranteed as provided in the Financing Agreement, reference to which is hereby made for a description of the Collateral and guarantees provided for under such Loan Documents and the rights of CITBC with respect to such Collateral and guarantees.

     The Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Additional Term Loan Promissory Note.

     THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                               DEVLIEG-BULLARD, INC.


                                               By ______________________________
                                                  Name:
                                                  Title:

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